UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

SOUTHERN MISSOURI BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q “For” Proposal 3. + 1. Election of Directors for terms to expire in 2025: ForWithhold For Withhold For Withhold 01 - Sammy A. Schalk 02 - Charles R. Love 03 - Daniel L. Jones ForAgainst Abstain ForAgainst Abstain 2. Advisory (non-binding) vote on executive compensation as disclosed in the accompanying proxy statement. 3. Ratification of the appointment of FORVIS, LLP as Southern Missouri Bancorp’s independent auditors for the fiscal year ending June 30, 2023 Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 03OFWB B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote “For” all the nominees listed in Proposal 1, a vote “For” Proposal 2 and a vote 2022 Annual Meeting Revocable Proxy Card

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 2022 Annual Meeting of Shareholders Proxy Solicited on behalf of the Board of Directors for Annual Meeting — October 31, 2022 The undersigned hereby revokes all proxies previously given with respect to all shares of common stock $.01 par value per share of Southern Missouri Bancorp, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Shareholders (the (“Annual Meeting”) to be held on October 31, 2022 at Company’s headquarters, located at 2991 Oak Grove Road, Poplar Bluff, Missouri 63901 at 9:00 a.m. local time, and at any and all adjournments or postponements thereof and appoints L. Douglas Bagby and Greg Steffens (the “proxies”) with full power of substitution, to act as proxies for the undersigned for the purpose of voting all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting, and at any and all adjournments or postponements thereof, as fully and with the same effect as the undersigned might or could do if personally present, as indicated on the reverse side. This proxy may be revoked in the manner described in the Company’s proxy statement for the Annual Meeting. The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting, proxy statement and Annual Report for the fiscal year ended June 30, 2022. Shares represented by this proxy will be voted when properly executed by the Shareholder(s) in the manner directed by such Shareholder(s). If no such directions are indicated, this Proxy will be voted “For” the election of the nominees named in Proposal 1, “For” Proposal 2 and “For” Proposal 3. In their discretion, the members of the Board of Directors of the Company are authorized to vote upon such other business as may properly come before the meeting in their best judgment. (Items to be voted appear on reverse side) Revocable Proxy — Southern Missouri Bancorp, Inc.